UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2025

Yinfu Gold Corporation
(Exact Name of Registrant as Specified in Charter)

Wyoming	333-152242	20-8531222
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 2313, Dongfang Science and Technology Mansion, Nanshan District, Shenzhen, China 518000

(Address of Principal Executive Offices) (Zip Code)

86)755-8316-0998

Registrant’s telephone number, including area code

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240. 14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

Effective May 19, 2025 Yinfu Gold Corporation (the “Company has accepted the resignation of Mr. Jiang Libin from his position as President, CEO, CFO, the Chairman of the Board of Directors, Treasurer, Secretary and as a Director of the Company. Mr. Jiang Libin has served on the Board since December 12, 2015. The Company sincerely thanks Jiang Libin for his loyal service.

Also effective May 19, 2025, the Company announced the appointment of Mr. Zhang Hong as the President, CEO, CFO, the Chairman of the Board of Directors, Treasurer, Secretary. Since December 12, 2015, he has served as the director of the Company.

Item 9.01 Financial Statements and Exhibits

None.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 19, 2025

YINFU GOLD CORPORATION

/s/Zhang Hong
Zhang Hong
President, Director

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